                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          Opta Food Ingredients, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                          Opta Food Ingredients, Inc.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                          OPTA FOOD INGREDIENTS, INC.
                               25 WIGGINS AVENUE
                               BEDFORD, MA 01730
                                (781) 276-5100
                              FAX: (781) 276-5101

                                                                 April 17, 1998

Dear Stockholder:

  You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Opta Food Ingredients, Inc. (the "Company") to be held on Tuesday, May 19, 1998, at 9:30 a.m. at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts.

  This year, in addition to the election of seven Directors and approval of the Company's independent accountants, stockholders are being asked to approve an amendment to the Company's 1992 Employee, Director and Consultant Stock Option Plan, increasing by 250,000 the number of shares of common stock reserved for the grant of stock options under that plan. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

  The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that will be presented at the Annual Meeting.

  Regardless of the number of shares of Common Stock you may own, your votes are important. YOU ARE URGED TO VOTE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY, in accordance with the instructions set forth on the card, whether or not you plan to attend the Annual Meeting in person. This will ensure your proper representation at the Annual Meeting.

  Thank you for giving these materials your careful consideration.

                                          Sincerely,

                                          LEWIS C. PAINE, III
                                          Chairman of the Board,
                                          Chief Executive Officer and
                                          President

                          OPTA FOOD INGREDIENTS, INC.
                               25 WIGGINS AVENUE
                               BEDFORD, MA 01730
                                (781) 276-5100

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 19, 1998

TO THE STOCKHOLDERS OF OPTA FOOD INGREDIENTS, INC.:

  Notice is hereby given that the 1998 Annual Meeting of Stockholders of Opta Food Ingredients, Inc. (the "Company") will be held on Tuesday, May 19, 1998, at 9:30 a.m. at the offices of the Company at 25 Wiggins Avenue, Bedford, Massachusetts, to consider and act upon:

    (1) The election of seven (7) members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and take office;

    (2) The approval of an amendment to the Company's 1992 Employee, Director and Consultant Stock Option Plan, increasing by 250,000 the aggregate number of shares of the Common Stock reserved for the grant of stock options under the plan;

    (3) The approval of the appointment by the Board of Directors of Price Waterhouse LLP as the Company"s independent accountants for the fiscal year ending December 31, 1998; and

    (4) Such other business as may properly come before the Annual Meeting or any adjournments thereof.

  Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the Annual Meeting.

  The Board of Directors has fixed the close of business on March 25, 1998 as the Record Date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All stockholders are invited to attend the Annual Meeting in person.

HOLDERS OF RECORD OF COMMON STOCK AS OF THE RECORD DATE ARE URGED TO VOTE, SIGN, DATE AND RETURN THEIR PROXIES IN THE ENCLOSED RETURN ADDRESSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. HOLDERS OF RECORD OF THE COMMON STOCK AS OF THE RECORD DATE WHO DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON MAY REVOKE THEIR PROXIES.

                                          By Order of the Board of Directors

                                          JEFFREY M. WIESEN
                                          Secretary

Bedford, Massachusetts
April 17, 1998

                          OPTA FOOD INGREDIENTS, INC.
                               25 WIGGINS AVENUE
                               BEDFORD, MA 01730
                                (781) 276-5100

                                PROXY STATEMENT
                  FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 19, 1998

                              GENERAL INFORMATION

  This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Opta Food Ingredients, Inc., a Delaware corporation ("Opta" or the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 1998 Annual Meeting of Stockholders to be held on May 19, 1998 at 9:30 a.m. at the Company's offices at 25 Wiggins Avenue, Bedford, Massachusetts, and at any adjournments thereof (the "Meeting").

  When the proxy card of a stockholder is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares represented by that proxy card will be voted, in the election of Directors, for the nominees named herein, and with respect to other proposals, in accordance with the recommendations of the Board. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by written notice of revocation to the Secretary of the Company at or before the Meeting, by submission of a duly executed proxy card bearing a later date, or by voting in person by ballot at the Meeting. The presence, in person or by proxy, of the holders of a majority of the Company's Common Stock, $.01 par value per share (the "Common Stock"), entitled to vote at the Meeting, is necessary to constitute a quorum at the Meeting. As to each matter submitted to a vote of stockholders, except as provided for under the Company's By-Laws, under Delaware law, with respect to tabulation of the proxies, abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Pursuant to the Restated By-Laws, the Directors are elected by a plurality of the votes cast at the Meeting. The vote required to approve each proposal is set out at the end of that proposal. No appraisal rights exist for any action proposed to be taken at the Meeting.

  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Proxies may be solicited by Directors, officers, or regular employees of the Company by mail, by telephone, in person, or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of Common Stock and to obtain voting instructions from such beneficial owners. The Company will reimburse such firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

  This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to all stockholders of the Company entitled to notice of and to vote at the Meeting on or about April 17, 1998. The Annual Report to Stockholders for the fiscal year ended December 31, 1997 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

                               VOTING SECURITIES

  Holders of Common Stock of record on the books of the Company at the close of business on March 25, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. At March 25, 1998, there were 11,079,833 shares of Common Stock issued and outstanding, each of which entitles the holder to one vote on each matter submitted to a vote at the Meeting.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

INFORMATION CONCERNING THE NOMINEES FOR DIRECTOR

  The Restated By-Laws of the Company provide for a Board consisting of such number of Directors as shall be fixed from time to time by the Board. The Board has fixed the number of Directors for the ensuing year at seven, and seven Directors are to be elected at the Meeting. Pursuant to the Restated By-Laws, the Directors are elected by a plurality of the votes cast at the Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the election of the nominees named below, all of whom are now Directors of the Company. In the event that a vacancy occurs during the year, such vacancy may be filled by the Board for the remainder of such Director's full term. All nominees will be elected to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal from office. In the event any of these nominees shall be unable to serve as a Director, the shares represented by the proxy will be voted at the Meeting for the person, if any, who is designated by the Board to replace the nominee. Each of the nominees has consented to be nominated and to serve if elected.

  The table below sets forth certain information with respect to the nominees for election to the Board of Directors.

                             YEAR FIRST
                               BECAME    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                     AGE  DIRECTOR            OTHER BUSINESS AFFILIATIONS
----                     --- ----------  ---------------------------------------------
A. S. Clausi............. 75    1991    A consultant in the food industry since July
                                        1987. Served at General Foods Corporation from
                                        December 1946 to July 1987, most recently as
                                        Senior Vice President and Chief Research
                                        Officer. Chairman of the Food Research
                                        Directors' Roundtable and Chairman of the Monell
                                        Institute Nutrition Advisory Board. President of
                                        the Institute of Food Technologists in 1993 and
                                        1994 and Chairman of the Institute of Food
                                        Technologists Foundation. A member of the
                                        Company's Scientific Advisory Board since 1991.

Anthony B. Evnin, Ph.D... 57    1991    A general partner since 1975 of Venrock
                                        Associates, a venture capital firm that is an
                                        investor in the Company. Also a Director of AXYS
                                        Pharmaceuticals Inc., Centocor, Inc., Ribozyme
                                        Pharmaceuticals, Inc. and Triangle
                                        Pharmaceuticals, Inc.

                              YEAR FIRST
                                BECAME    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                      AGE  DIRECTOR            OTHER BUSINESS AFFILIATIONS
----                      --- ----------  ---------------------------------------------
Harry Fields(2).........   74    1991    President of Fields Associates Ltd., a
                                         consulting firm, since April 1990. Served at
                                         International Flavors & Fragrances, Inc. ("IFF")
                                         from 1948 to April 1990, most recently as
                                         President of IFF and as a member of the Board of
                                         Directors.

Glynn C. Morris(1),(2)..   57    1993    Retired. Former President and Chief Operating
                                         Officer of Presto Food Products, Inc. from 1989
                                         to 1996. From 1973 to 1989, with Carnation
                                         Company in various positions, most recently as
                                         Vice President/General Manager of the Specialty
                                         Foods Division.

Charles W. Newhall, III.   53    1991    A general partner since 1978 of NEA Partners IV
                                         Limited Partnership, the general partner of New
                                         Enterprise Associates IV, Limited Partnership, a
                                         venture capital partnership that is an investor
                                         in the Company. Also a Director of HEALTHSOUTH
                                         Corporation, Integrated Health Services, Inc.,
                                         and Med Partners, Inc.

Lewis C. Paine, III.....   45    1992    Chairman of the Board of the Company since June
                                         1993; Chief Executive Officer of the Company
                                         since December 1992; President of the Company
                                         since May 1991. President of the Food
                                         Ingredients Division of Enzytech, Inc.
                                         (predecessor to the Company) from October 1990
                                         to May 1991. From 1974 to 1990, with Carnation
                                         Company and its parent company, Nestle, S.A.,
                                         most recently as Vice President Marketing and
                                         New Business Development for the Refrigerated
                                         Products Division from December 1987 to October
                                         1990.

Frederic Stevenin.......   31    1997    A Vice President of Paribas Affaires
                                         Industrielles since 1993. From 1989 to 1993,
                                         served with Banque Paribas within the mergers
                                         and acquisitions group. Also a Director of
                                         Diana, Soprat, Naidul and Eurogerm.

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During the year ended December 31, 1997, the Board held six meetings. Each of the Directors attended at least 75% of the Board meetings and meetings of committees of the Board of which he was a member. In addition, from time to time, the members of the Board of Directors and its committees may act by unanimous written consent pursuant to Delaware law.

  The Audit Committee, which consists of Harry Fields and Glynn C. Morris, met twice during 1997 to review with the Company's independent accountants the scope of the annual audit, to discuss the adequacy of internal accounting controls and procedures, and to perform general oversight with respect to the accounting principles applied in the financial reporting of the Company.

  During the year ended December 31, 1997, the Compensation Committee consisted of Anthony B. Evnin and Glynn C. Morris. The Compensation Committee's functions are to recommend to the full Board the amount, character, and method of payment of compensation of all executive officers and certain other key employees and consultants of the Company and to administer the Company's stock option and stock purchase plans. The Compensation Committee held three meetings during 1997.

  The Audit Committee and Compensation Committee are the only standing committees of the Board. The Company does not have a standing Nominating Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the year ended December 31, 1997, the Compensation Committee consisted of Anthony B. Evnin and Glynn C. Morris. Neither of them is or has been an employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

BOARD RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS. A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO ELECT EACH NOMINEE AS A DIRECTOR.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of March 25, 1998, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all Directors and executive officers of the Company as a group.

                                                    SHARES          PERCENTAGE
             NAME AND ADDRESS**              BENEFICIALLY OWNED(1) OF TOTAL (1)
             ------------------              --------------------- ------------
Nouvelle Holding Guyomarc'h S.A.(2).........       1,390,574          12.55%
 14 Rue Lafayette 75009
 Paris, France 48 01 98 50
David A. Rocker(3)..........................       1,082,550           9.77%
 Suite 1759
 45 Rockefeller Plaza
 New York, NY 10111
State of Wisconsin Investment Board(4)......       1,040,000           9.39%
 P.O. Box 7842
 Madison, WI 53707
Crown Advisors, Ltd.(5).....................         921,600           8.32%
 67 East Park Place, 8th Floor
 Morristown, NJ 07960
Dimensional Fund Advisors, Inc.(6)..........         781,000           7.05%
 1129 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
New Enterprise Associates IV, Limited Part-
 nership(7).................................         577,500           5.21%
 1119 Saint Paul Street
 Baltimore, MD 21202
Robertson Stephens Investment Management
 Co.(8).....................................         571,100           5.15%
 555 California Street
 Suite 2600
 San Francisco, CA 94104
A. S. Clausi(9).............................          33,944              *
Anthony B. Evnin, Ph.D.(10).................         329,426           2.97%
Harry Fields(11)............................          23,333              *
Glynn C. Morris(12).........................           5,000              *
Charles W. Newhall, III(13).................         604,309           5.45%
Lewis C. Paine, III(14).....................         192,246           1.74%
Frederic Stevenin(15).......................       1,391,074          12.56%
Arthur J. McEvily, Ph.D.(16)................          75,736              *
Joel A. Stone(17)...........................          64,039              *
Scott A. Kumf(18)...........................          10,000              *
All Directors and executive officers as a
 group (10 persons)(19).....................       2,729,107          24.63%

--------
  * Represents beneficial ownership of less than 1% of the Company's outstanding Common Stock.
 ** Address provided for beneficial owners of 5% or more of the Company's outstanding Common Stock only.
 (1) Beneficial ownership of shares for purposes hereof, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. The persons or entities named in the above table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, except as otherwise noted. The percentage of beneficial ownership of Common Stock of each stockholder named in the above table is based upon the 11,079,833 shares of Common Stock issued and outstanding at March 25, 1998, and is calculated by treating any options held by such person and exercisable within 60 days after March 25, 1998 as having been exercised for Common Stock, but without deeming such options to have been exercised for purposes of computing beneficial ownership of Common Stock of any other stockholder. Beneficial ownership of Common Stock by all Directors and executive officers as a group assumes such exercises of options by the members of such group, but not by others.
 (2) Based solely upon information reported on Schedule 13D as filed with the Securities and Exchange Commission on January 29, 1997 on behalf of Nouvelle Holding Guyomarc'h S.A. ("Nouvelle") and Compagnie Financiere de Paribas ("Paribas"). Includes 1,390,574 shares held of record by Nouvelle. As the holder of approximately 95% of the capital stock of Nouvelle, Paribas may be deemed to have sole voting and dispositive power over such shares held of record by Nouvelle. Paribas disclaims beneficial ownership of such shares.
 (3) Includes 1,082,550 shares over which Rocker Partners, L.P. exercises investment discretion as reported on Schedule 13F as filed with the Securities and Exchange Commission.
 (4) Based solely upon information reported on Schedule 13G as filed with the Securities and Exchange Commission on January 22, 1998.
 (5) Based solely upon information reported on Schedule 13G as filed with the Securities and Exchange Commission on March 4, 1998.
 (6) Based solely upon information reported on Schedule 13G as filed with the Securities and Exchange Commission on February 10, 1998 on behalf of Dimensional Fund Advisors Inc. ("DFA") an investment advisor registered under the Investment Advisors Act of 1940 (the "Investment Advisors Act"). DFA exercises sole voting power with respect to 505,500 of such shares and sole dispositive power with respect to 781,000 shares, and may be deemed to be the beneficial owner of all such shares. Persons who are officers of DFA also serve as officers of DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Advisors Act. In their capacity as officers of the Fund and the Trust, these persons vote 94,900 of such shares held by the Fund and 180,600 shares held by the Trust.
 (7) Includes 105,000 shares held of record by New Enterprise Associates IV, Limited Partnership and 472,500 shares held of record by New Enterprise Associates VI, Limited Partnership. NEA Partners VI, Limited Partnership, NEA Partners IV, Limited Partnership, Frank A. Bonsal, Jr., C. Richard Kramlich, Arthur J. Marks, Thomas C. McConnell, Charles W. Newhall, III, and Nancy L. Dorman may be deemed to have shared voting and dispositive power over such shares. Messrs. Bonsal, Kramlich, Marks, McConnell, Newhall and Ms. Dorman disclaim beneficial ownership of such shares.

 (8) Based solely upon information reported on Schedule 13D as filed with the Securities and Exchange Commission on October 14, 1997. Includes 571,100 shares held by The Robertson Stephens Orphan Fund of which Bayview Investors, Ltd. and Robertson Stephens & Company Investment Management, L.P. are general partners, The Robertson Stephens Orphan Offshore Fund, L.P. of which Robertson, Stephens & Company Investment Management, L.P. is the general partner, The Robertson Stephens MicroCap Growth Fund and the Robertson Stephens Global Low-Priced Stock Fund of which Robertson, Stephens & Company Investment Management. L.P. is the investment advisor and client accounts of Robertson, Stephens & Company Investment Management, L.P. which may be deemed to have shared voting and dispositive power over such shares.
 (9) Includes 23,944 shares which Mr. Clausi may acquire upon the exercise of options within 60 days after March 25, 1998.
(10) Includes 15,000 shares which Dr. Evnin may acquire upon the exercise of options within 60 days after March 25, 1998. Also includes 207,163 shares held by Venrock Associates and 92,882 shares held by Venrock Associates II, L.P. Dr. Evnin is a general partner of Venrock Associates and Venrock Associates II, L.P. and may be deemed to have shared voting and dispositive power over such shares, but disclaims beneficial ownership of such shares.
(11) Includes 16,666 shares which Mr. Fields may acquire upon the exercise of options within 60 days after March 25, 1998.
(12) Represents shares which Mr. Morris may acquire upon the exercise of options within 60 days after March 25, 1998.
(13) Includes 15,000 shares which Mr. Newhall may acquire upon the exercise of options within 60 days after March 25, 1998. Also includes 577,500 shares held of record by New Enterprise Associates IV, Limited Partnership and New Enterprise Associates VI, Limited Partnership. See Note 7 above.
(14) Includes 87,000 shares which Mr. Paine may acquire upon the exercise of options within 60 days after March 25, 1998.
(15) Includes 500 shares which Mr. Stevenin may acquire upon the exercise of options within 60 days after March 25, 1998. Also includes 1,386,674 shares held of record by Nouvelle. See Note 2 above. Mr. Stevenin is an officer of Paribas Affaires Industrielles ("PAI"), and may be deemed to be an indirect beneficial owner of such shares owned by Nouvelle because PAI and Nouvelle are each primarily owned by Paribas. Mr. Stevenin disclaims beneficial ownership of such shares.
(16) Includes 73,500 shares which Dr. McEvily may acquire upon the exercise of options within 60 days after March 25, 1998.
(17) Includes 32,000 shares which Mr. Stone may acquire upon the exercise of options within 60 days after March 25, 1998.
(18) Represents shares which Mr. Kumf may acquire upon the exercise of options within 60 days after March 25, 1998.
(19) Includes an aggregate of 278,610 shares which may be acquired upon the exercise of options within 60 days after March 25, 1998.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

  Executive officers of the Company are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors. The following table (the "Summary Compensation Table") sets forth a summary of the compensation paid by the Company during its 1995, 1996 and 1997 fiscal years to each of (i) its Chief Executive Officer (the "CEO") and (ii) persons who were serving as executive officers of the Company (other than the CEO) as of December 31, 1997 whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1997.

                                                           LONG TERM
                                    ANNUAL COMPENSATION   COMPENSATION
                                   --------------------- ------------  ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY        BONUS     OPTIONS    COMPENSATION
---------------------------  ---- ----------    --------- ------------ ------------
Lewis C. Paine, III          1997 $  207,000       -0-       40,000      $20,000(1)
 Chairman of the Board,      1996 $  190,000       -0-      100,000      $56,893(2)
 President and Chief         1995 $  162,000    $  40,000     -0-        $83,708(3)
  Executive Officer

Arthur J. McEvily, Ph.D.     1997 $  140,000    $  10,000    37,500        -0-
 Senior Vice President,      1996 $  125,000       -0-       20,000        -0-
 Commercial Development      1995 $  110,000       -0-        -0-          -0-

Joel A. Stone                1997 $  125,000       -0-       15,000        -0-
 Vice President,             1996 $  112,000    $  10,000    20,000        -0-
 Operations                  1995 $  105,000       -0-        -0-          -0-

Scott A. Kumf                1997 $  125,000    $  20,000     -0-          -0-
 Chief Financial Officer,    1996 $   46,475(4)    -0-       50,000        -0-
  Vice President,
 Administration and
  Treasurer

--------
(1) Represents forgiveness of a non-interest bearing note dated January 8, 1993 ("the Note").
(2) Includes $21,268 representing loan interest and principal forgiven on the note during 1996 and $35,625 paid in connection with reimbursement of certain relocation costs.
(3) Includes $41,858 representing loan interest and principal forgiven on the note during 1995 and $41,850 paid in connection with reimbursement of certain relocation costs.
(4) Represents 1996 compensation from August 12, 1996, which was Mr. Kumf's date of hire.

OPTION GRANTS IN THE LAST FISCAL YEAR

  The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 1997 to the officers named in the Summary Compensation Table.

                                        INDIVIDUAL GRANTS
                         -----------------------------------------------
                                                                         POTENTIAL REALIZABLE
                                                                           VALUE AT ASSUMED
                                                                            ANNUAL RATES OF
                          NUMBER OF    % OF TOTAL                             STOCK PRICE
                         SECURITIES     OPTIONS                            APPRECIATION FOR
                         UNDERLYING    GRANTED TO   EXERCISE                OPTION TERM (2)
                           OPTIONS     EMPLOYEES    PRICE PER EXPIRATION ---------------------
   NAME                  GRANTED (1) IN FISCAL YEAR   SHARE      DATE        5%        10%
   ----                  ----------- -------------- --------- ---------- ---------- ----------
Lewis C. Paine, III.....   40,000         19.6%       $5.53     2/7/07     $157,517   $381,844
Arthur J. McEvily,
 Ph.D...................   25,000         12.3%       $5.53     2/7/07   $   98,448   $238,844
                           12,500          6.1%       $6.50    7/18/07   $   41,554   $114,295
Joel A. Stone...........   15,000          7.4%       $5.53     2/7/07   $   59,068   $143,191

--------
(1) These options are non-qualified or incentive stock options granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan with an exercise price equal to the fair market value per share at the date of grant, for a term of ten (10) years, vesting in annual installments over five (5) years from the date of grant.
(2) The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth information concerning the number of unexercised options held by such persons at the end of the last fiscal year and the value of such unexercised options as of such date. None of the people named in the Summary Compensation Table exercised any options during the last fiscal year.

                                                                                 VALUE OF UNEXERCISED
                                                 NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                           OPTION EXERCISES   OPTIONS AT FISCAL YEAR END             AT FY-END (1)
                         -------------------- ------------------------------   -------------------------
                           SHARES
                          ACQUIRED    VALUE
   NAME                  ON EXERCISE RECEIVED EXERCISABLE     UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
   ----                  ----------- -------- ------------    --------------   ----------- -------------
Lewis C. Paine, III.....     -0-      $ -0-      67,000           153,000        $ 6,000      $10,300
Arthur J. McEvily,
 Ph.D...................     -0-      $ -0-      61,606            73,394        $81,864      $ 7,000
Joel A. Stone...........     -0-      $ -0-      28,000            42,000        $ 2,000      $ 3,800
Scott A. Kumf...........     -0-      $ -0-     -0-                50,000        $  -0-       $  -0-

--------
(1) Value is calculated by determining the difference between the average of the high and low sales prices for the Company's Common Stock on the Nasdaq National Market System on December 31, 1997 ($5.75) and the exercise price of the option.

                           TEN YEAR OPTION REPRICING

  The following table provides information related to the repricing of certain options held by executive officers of the Company which occurred during the fiscal year ended December 31, 1997:

                                                                                       LENGTH OF
                                 NUMBER OF                                              ORIGINAL
                                SECURITIES                                                TERM
                                UNDERLYING  MARKET PRICE OF EXERCISE PRICE             REMAINING
                                  OPTIONS    STOCK AT TIME    AT TIME OF     NEW       AT DATE OF
                                REPRICED OR OF REPRICING OR  REPRICING OR  EXERCISE   REPRICING OR
         NAME            DATE     AMENDED    AMENDMENT($)    AMENDMENT($)  PRICE($)    AMENDMENT
         ----           ------- ----------- --------------- -------------- -------- ----------------
Lewis C. Paine, III.... 5/20/97   100,000        $5.38          $11.00      $6.00   8 years 289 days
 Chairman of the Board,
 President and Chief
 Executive Officer
Arthur J. McEvily,
 Ph.D. ................ 5/20/97    20,000        $5.38          $11.00      $6.00   8 years 289 days
 Senior Vice President,
 Commercial Development
Joel A. Stone.......... 5/20/97    20,000        $5.38          $11.00      $6.00   8 years 289 days
 Vice President,
  Operations
Scott A. Kumf.......... 5/20/97    50,000        $5.38           $9.00      $6.00   9 years 85 days
 Chief Financial Offi-
 cer, Vice President,
 Administration and
 Treasurer

COMPENSATION OF DIRECTORS

  The Company's independent Directors, who are neither affiliated with a major shareholder nor parties to consulting arrangements with the Company, each receive a fee of $1,000 for each Board meeting attended. Mr. Clausi has a consulting agreement with the Company pursuant to which he receives $10,000 per annum, plus $1,000 per day for meetings attended in excess of 10 days per year.

  In addition, the Company has a stock option program for Directors under its 1992 Employee, Director and Consultant Stock Option Plan pursuant to which, on March 31 of each year, each non-employee Director then in office receives options to purchase 2,500 shares of Common Stock at the then fair market value thereof. Such options vest in equal annual installments over a five-year period based on continued service on the Board of Directors. Options to purchase 2,500 shares were granted under this program during fiscal 1997 to Mr. Clausi, Dr. Evnin, and Messrs. Fields, Morris, Newhall and Stevenin.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

  The Company's employment agreement with Lewis C. Paine, III pursuant to which Mr. Paine has agreed to serve as President and Chief Executive Officer of the Company has been extended at an annual base salary of $220,000 plus an annual performance bonus at the discretion of the Board of Directors through December 31, 1998. The Company's agreement with Mr. Paine may be terminated by the Company at any time for cause. In the event Mr. Paine voluntarily terminates his employment, or if such employment is terminated as a result of Mr. Paine's death or permanent disability, or the Company terminates the employment of Mr. Paine without cause, or Mr. Paine's employment by the Company is not extended beyond December 31, 1998 for any reason, the Company has agreed to pay Mr. Paine severance for 15 months in an amount equal to his annual base salary payable in equal monthly installments.

          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

  The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside, non-employee Directors. During the year ended December 31, 1997 the members of the Compensation Committee were Anthony B. Evnin and Glynn C. Morris. The Committee determines the base salaries of the Company's executive officers and the amount of annual bonus awards, if any, and other compensation to be paid to the Company's executive officers. In addition, the Committee administers the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Option Plan") under which incentive or non-qualified stock options may be granted to executive officers and other employees.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS; COMPONENTS OF
COMPENSATION

  The Committee's executive compensation policies have as their cornerstone the fundamental purpose of enabling the Company to attract and retain key executive personnel and motivate those executives to achieve the Company's goals. The food ingredients industry and related industries such as the consumer food products industry are extremely competitive with respect to recruitment and retention of qualified personnel. In this environment, the Committee believes that it will be critical to the Company's long-term success that its compensation program appropriately balances competitive compensation features with components structured to motivate the diligent pursuit and accomplishment of Company objectives.

  Each executive officer's compensation package is reviewed annually and is comprised of up to three components: base salary, incentive cash bonus and stock options. In addition to these components, executive officers of the Company are eligible to participate in employee benefit programs available broadly to other Company employees. Executive compensation is determined based on progress toward both Company-wide goals and individual goals. Starting with the Company's broad strategic goals, including introducing new products, increasing revenue and gross margins and becoming a profitable enterprise, the Committee reviews specific annual corporate objectives and goals. Personal objectives and milestones for individual executives are then designed to fit within the framework of the Company's overall goals and objectives. Subjective factors, such as changes in business conditions and other relevant external circumstances, are also taken into consideration. The Company believes the nature of its specific goals and milestones and progress toward their achievement constitute proprietary and confidential information, disclosure of which would place the Company at a competitive disadvantage.

BASE SALARY

  In setting the annual base salary levels for each executive officer, the Committee obtains information on the base salaries of executive officers in other food ingredient and consumer food product companies. Members of the Committee also have considered knowledge about salaries paid to executives in companies that are in relatively early stages of commercialization of novel products resulting from internal research and development efforts. In determining which companies to include in its comparison, the Committee considers the size and complexity of the company, the stage of development of its products and geographical location. Within this group, the Committee seeks to make comparisons to executive officers with comparable levels of experience,
--------
(1) The report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference.

and with similar responsibilities and expected levels of contribution to the Company's performance. The Committee seeks to set base salaries and annual cash bonuses at the midpoint of the range of compensation paid by comparable companies. In addition, the initial level of compensation paid to those executives hired more recently has been determined by market forces and is consistent with industry practice, if any.

BONUS AWARDS

  The Company has an annual incentive bonus plan for its executives. Annual cash bonuses are based on the Company achieving certain corporate financial goals and each executive officer achieving their individual performance objectives. As noted above, the Company's annual planning effort includes the establishment of Company-wide objectives into which individual objectives and milestones are structured for key executives, relevant to their specific areas of corporate responsibility. The Committee, in conjunction with the Chief Executive Officer, reviews proposed milestones and objectives for each key executive early in the fiscal year and performs a follow-up review after the fiscal year-end to assess performance and achievement of the objectives. A review of the executive's performance in relation to such objectives, in the context of the Company's overall performance and the Committee's assessment of the executive's contributions to overall corporate results, leads to the Committee's determination of an incentive bonus.

STOCK OPTIONS

  Subject to the provisions of the Option Plan, the Committee has the authority to determine the terms under which options are granted and the individuals to whom such options may be granted. The Committee believes that equity participation is a key component of the Company's executive compensation program. The stock option program is the Company's major long-term incentive plan, designed to retain executive officers and other employees and motivate them to enhance shareholder value by aligning the long-term interests of the Company's employees with those of its outside shareholders. The Committee believes that stock options provide an effective long-term incentive for executive officers and other employees to create shareholder value, since the full benefit of the options cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a number of years. The executive officers participate in the Option Plan in the same manner as all of the Company's employees. Initial stock option awards are individually determined prior to employment at levels based upon an employee's potential contribution to the Company's growth and are designed to be competitive with awards by other companies within the consumer food products and food ingredients industries. Subsequent annual stock option awards are based on individual performance and position within the Company. The Committee also takes into account the aggregate amount of stock options previously granted to an individual. All of the Company's current executive officers listed in the summary compensation table were awarded stock options in 1997 which had exercise prices equal to the fair market value of the Company's Common Stock on the date of grant.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  Mr. Paine's employment agreement with the Company was amended in November 1997 and established his base salary at $220,000 for the period January 1, 1998 through December 31, 1998. The amendment also provided for the forgiveness of $20,000 in January 1998 which was the final installment of a $100,000 bridge loan to be forgiven in five equal annual installments beginning in 1994. These benefits have been structured to accrue over time, thereby serving the Company's goal of retention of Mr. Paine's services.

  The employment agreement also provided for the grant of a non-qualified stock option for 45,000 shares of Common Stock, vesting at the rate of 20% each year commencing with the first anniversary of the option grant. The employment agreement also provided for a cash bonus upon the attainment of mutually agreed upon performance goals. Mr. Paine did not receive a cash bonus for fiscal 1997.

  Overall, Mr. Paine's employment agreement has been designed to align Mr. Paine's interests with those of the Company's Stockholders, both with respect to short-term operating results and long-term increases in the price of the Company's Common Stock. It is the Committee's intention to establish new performance goals each year in consultation with Mr. Paine and to evaluate his performance and compensation against such objectives.

               COMPENSATION COMMITTEE REPORT ON OPTION REPRICING

  The Company's Stock Option Plan was established as an employment incentive to retain the persons necessary for the development and financial success of the Company. As a result of the decrease in the market price of the Company's shares during the preceding months and recognizing that previously granted stock options had lost much of their value in motivating employees, including the named executive officers, to remain with the Company and share in its overall financial goals, the Compensation Committee of the Board of Directors, in May 1997, pursuant to the authority granted under the Company's Stock Option Plan, voted to allow employees of the Company, including the named executive officers, holding options to purchase shares with an option price greater than $6.00 per share, subject to a provision that all prior vesting would be forfeited and vesting for the substitute options would commence on the date of exchange, May 20, 1997. Directors holding options with exercise prices of greater than $6.00 were not offered the opportunity to exchange their options. Options for a total of 425,425 shares were surrendered by employees and exchanged for new options at a new option exercise price of $6.00 per share (which was in excess of the then current fair market value of the shares on the date of the exchange), and vesting schedule. By repricing the existing options granted under the Stock Option Plan, the Company intends to reward key employees, including the named executive officers, holding such options for their contributions to the Company.

                                          COMPENSATION COMMITTEE

                                          Anthony B. Evnin
                                          Glynn C. Morris

                              SHAREHOLDER RETURN
                               PERFORMANCE GRAPH

  The following graph compares the performance of the Company's Common Stock to the Standard & Poor's 500 Index (The "S&P 500 Index") and to the Standard & Poor's Foods-250 Index (The "S&P Foods-250 Index") since December 31, 1992. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1992 and that the Company has not paid any dividends on the common stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

                       [PERFORMANCE GRAPH APPEARS HERE]

-----------------------------------------------------------------------------------------------------------------
                                   12/31/92     12/31/93       12/31/94      12/31/95      12/31/96      12/31/97
-----------------------------------------------------------------------------------------------------------------
Opta Food Ingredients, Inc.          100.00        84.62          90.38        198.08         88.46         92.31
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                        100.00       110.08         111.54        153.45        188.69        251.64
-----------------------------------------------------------------------------------------------------------------
S&P Foods-250 Index                  100.00        91.77         102.58        130.85        155.03        222.19
-----------------------------------------------------------------------------------------------------------------

                             CERTAIN TRANSACTIONS

  During 1997, the Company had a non-interest bearing note receivable from Lewis C. Paine, III, President and Chief Executive Officer, secured by the Company's Common Stock owned by Mr. Paine, with a balance of $40,000 at January 1, 1997 and $20,000 at December 31, 1997. The term of the note calls for the forgiveness of the principal of the note and related interest ratably over a five year period as long as Mr. Paine remains employed by the Company or immediately if Mr. Paine is terminated by the Company without cause.

                                  PROPOSAL 2:
                           APPROVAL OF AMENDMENT TO
           1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

 Amendment

  The Board recommends that the stockholders consider and approve a proposal to approve an amendment to the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Plan") that would increase the number of shares of Common Stock reserved for the grant of options thereunder. Currently 1,666,667 shares of Common Stock are reserved for the grant of options under the Plan. On February 26, 1998, the Compensation Committee of the Board of Directors approved an amendment to the Plan, increasing the number of shares reserved for issuance under the Plan by 250,000, to a total of 1,916,667. At December 31, 1997, an aggregate of 1,216,480 shares had been issued upon the exercise of options or were issuable upon the exercise of options outstanding under the Plan, with exercise prices ranging from $.06 to $15.50, and expiration dates ranging from May 2001 to July 2007, leaving 147,927 shares available for future option grants.

  This amendment is being submitted for stockholder approval at the Meeting in order to ensure the continued qualification of the Plan under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and applicable regulations under the code. The Board of Directors believes that having available the additional shares for grant of options under the Plan is necessary and desirable in order to enable the Company to continue to attract, retain and motivate qualified personnel.

 Description of Plan

  Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" ("ISOs") under Section 422 of the Code, or (ii) nonqualified stock options. ISOs may be granted under the Plan to employees of the Company and its affiliates. Nonqualified stock options may be granted to consultants, Directors, employees or officers of the Company and its affiliates. As of March 25, 1998, approximately 80 employees were eligible to participate in the Plan. The Plan provides for an annual grant to each non-employee Director on March 31, of a nonqualified option to purchase 2,500 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on such date and vesting in equal installments over five years, based on continued service on the Board of Directors. See "Compensation of Directors" above.

  The Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Plan, the Compensation Committee has the authority to interpret the provisions of the Plan, and to determine the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to ISOs which become exercisable in any calendar year by any employee or officer may not exceed $100,000. ISOs granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of employees or officers holding 10% or more of the voting stock of the Company). Nonqualified stock options granted under the Plan may not be granted at an exercise price less than the par value of a share of Common Stock. ISOs granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee or officer holding 10% or more of the voting stock of the Company.

  An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution. An incentive stock option granted under the Plan may, at the Board of Directors' discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, for up to 90 days following such termination, provided that such incentive stock option has not expired on the date of such exercise. In granting any nonqualified stock option, the Board of Directors may specify that such nonqualified stock options may be exercised, to the extent exercisable on the date of death, by the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death.

  The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, is subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a participant, affect his or her rights under an option previously granted to him or her. With the consent of the participant affected, the Board of Directors or the Compensation Committee may amend outstanding option agreements in a manner not inconsistent with the Plan.

 Federal Income Tax Consequences

  The following is a description of certain U.S. Federal income tax consequences of the issuance and exercise of options under the Plan:

  Incentive Stock Options. An ISO does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the ISO within two years after the date of granting of the ISO nor within one year after the date of transfer of shares to him or her (the "ISO holding periods"). However, the difference between the fair market value of the stock on the date of exercise and the option price therefor will be an "item of tax preference" includable in "alternative minimum taxable income." The optionee's initial basis for determining taxable gain or loss will be the option price paid for the stock, and any gain or loss from a disposition of the stock after the expiration of the ISO holding periods will generally be long-term capital gain or loss.

  Except for transfers upon the death of an optionee or in certain tax-free exchanges or certain bankruptcy proceedings, if the stock is disposed of prior to the expiration of the ISO holding periods (a "Disqualifying Disposition"), the optionee will be considered to have realized taxable compensation in the year of the Disqualifying Disposition equal to the excess of the fair market value of the stock on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain.

If the amount realized upon such a Disqualifying Disposition is less than the fair market value of the stock on the date of exercise (and if the disposition is a sale or exchange with respect to which a loss, if sustained, would be recognized by the optionee), the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the stock. Compensation income of an employee optionee realized on a Disqualifying Disposition may be subject to withholding taxes, and a deduction will then be allowable to the Company in an amount equal to the optionee"s compensation income.

  Nonqualified Stock Options. A nonqualified stock option ordinarily will not result in taxable income to the optionee or deduction to the Company at the time of grant. The nonqualified optionee will recognize taxable compensation income at the time of exercise of such nonqualified option in an amount equal to the excess of the then fair market value of the shares acquired over the exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to the Company in an amount equal to the optionee's compensation income. An optionee's initial basis in stock so acquired will be the amount paid on exercise of the nonqualified stock option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the stock so acquired will generally be capital gain or loss.

 1997 Option Grants

  During the year ended December 31, 1997, options under the Plan were granted to the individuals and groups named below, as follows:

NAME                                  NUMBER OF SHARES EXERCISE PRICE PER SHARE
----                                  ---------------- ------------------------
Lewis C. Paine, III.................       40,000               $5.53
Arthur J. McEvily, Ph.D. ...........       37,500               $5.85
Joel A. Stone.......................       15,000               $5.53
All executive officers as a group (3
 persons)...........................       92,500               $5.66
A.S. Clausi.........................        2,500               $5.50
Anthony B. Evnin....................        2,500               $5.50
Harry Fields........................        2,500               $5.50
Glynn C. Morris.....................        2,500               $5.50
Charles W. Newhall, III.............        2,500               $5.50
Frederic Stevenin...................        2,500               $5.50
All current Directors (excluding
 executive officers) as a group
 (6 persons)........................       15,000               $5.50
All employees (excluding executive
 officers) as a group (approximately
 48 persons)........................      111,572           $4.59 - $8.25

  The closing price of the Company's Common Stock, as reported on the Nasdaq National Market System, on March 25, l998, was $5.56 per share.

BOARD RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK VOTING IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR SUCH APPROVAL.

                                  PROPOSAL 3:
                      APPROVAL OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has appointed Price Waterhouse LLP as the Company's independent accountants for the 1998 fiscal year. The Board of Directors proposes that the stockholders ratify this appointment. Price Waterhouse LLP has served as the Company's independent accountants since its organization in 1991.

  Representatives of Price Waterhouse LLP will be present at the Meeting to respond to questions and will be given the opportunity to make a statement should they desire to do so.

BOARD RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1998 FISCAL YEAR. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK VOTING IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR SUCH APPROVAL. IF THE APPOINTMENT IS NOT APPROVED BY THE STOCKHOLDERS, THE BOARD IS NOT OBLIGATED TO SELECT OTHER INDEPENDENT ACCOUNTANTS, BUT WILL CONSIDER SUCH UNFAVORABLE VOTE.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997 all
Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

               STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

  In order to be considered for inclusion in the Proxy Statement and form of proxy for the Company's 1999 Annual Meeting of Stockholders, stockholder nominations of persons for election to the Board and proposals of business to be considered by the stockholders must be received by the Company no earlier than February 16, 1999 and no later than March 17, 1999. Proposals should be sent to the attention of the Assistant Secretary at the Company's offices at 25 Wiggins Avenue, Bedford, Massachusetts 01730.

  Stockholder proposals and nominations for election to the Board at the 1998 Annual Meeting of Stockholders may be submitted to the Assistant Secretary of the Company and must include (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) as to any other business that the stockholder proposes to bring before the Meeting, a brief description of the business desired to be brought before the Meeting, the reasons for conducting such business at the Meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner.

                                 OTHER MATTERS

  The 1998 Annual Meeting of Stockholders is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the Directors at the date of printing hereof and which may properly come before the Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

                          ANNUAL REPORT ON FORM 10-K

  Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange Commission are available to stockholders upon written request addressed to the Assistant Secretary at the Company's offices at 25 Wiggins Avenue, Bedford,
Massachusetts 01730.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By Order of the Board of Directors

                                          JEFFREY M. WIESEN
                                          Secretary

April 17, 1998

                          OPTA FOOD INGREDIENTS, INC.
PROXY                                                               PROXY
                25 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Lewis C. Paine, III, and Scott A. Kumf, and each of them, with full power of substitution, the proxies of the undersigned to vote all the shares of the Common Stock of Opta Food Ingredients, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 19, 1998 or any adjournment thereof.

    In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR" PROPOSALS 2 AND 3.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.

               (PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE)

                             FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3

                                                      PLEASE MARK     [X]
                                                      YOUR VOTES AS
                                                      INDICATED IN
                                                      THIS EXAMPLE

1. Election of Directors.       Nominees for election: A.S. Clausi,
                                Anthony B. Evnin, Harry Fields,
   FOR all nominees listed      Glynn C. Morris, Charles W. Newhall, III,
   to the right (except as      Frederic Stevenin and Lewis C. Paine, III.
   marked to the contrary)
                                (Instructions: To withhold your vote for any
            [_]                 individual nominee, write that nominee's
                                name on the line below.)

          WITHHOLD
          AUTHORITY             ------------------------------------------------
  to vote for all nominees
    listed to the right

            [_]

2. Approval of the amendment to the 1992 Employee, Director and Consultant Stock Option Plan.

            FOR       AGAINST       ABSTAIN

            [_]         [_]           [_]

3. Approval of appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year 1998.

            FOR       AGAINST       ABSTAIN

            [_]         [_]           [_]


   I PLAN TO ATTEND THE MEETING       [_]


DATED:                         , 1998      Please sign exactly as name appears
      -------------------------            at left. When shares are held by
                                           joint owners, both should sign.
-------------------------------------      When signing as attorney, executor,
Signature                                  administrator, trustee, or guardian,
                                           please give full title as such.
-------------------------------------      If a corporation, please sign in
Signature (if held jointly)                such corporate name by President or
                                           other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.


     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

                             FOLD AND DETACH HERE